GOLDMAN SACHS VARIABLE INSURANCE TRUST

Service and Institutional Shares of

Goldman Sachs Capital Growth Fund (the “Fund”)

Supplement dated January 6, 2010 to the
Prospectuses dated April 30, 2009 (each, a “Prospectus”)

Effective April 30, 2010, the following changes described in this Supplement will be made to each Prospectus.

The Fund will be renamed “Goldman Sachs Strategic Growth Fund”. Accordingly, all references in each Prospectus to “Goldman Sachs Capital Growth Fund” and “Capital Growth Fund” are deleted and replaced with “Goldman Sachs Strategic Growth Fund” and “Strategic Growth Fund”, respectively.

The Fund’s investment objective, performance benchmark and anticipated fees and expenses will remain the same, but the investment strategies of the Fund will change. In each Prospectus, under the section “Fund Investment Objective and Strategies—Fund Facts”, the “Investment Focus” information is deleted in its entirety and replaced with the following:

“Large-cap U.S. equity investments that are considered to be strategically positioned for consistent long-term growth”

In addition, under the section “Fund Investment Objective and Strategies—Principal Investment Strategies” the second sentence is deleted in its entirety and replaced with the following:

“The Fund seeks to achieve its investment objective by investing in a diversified portfolio of equity investments that are considered by the Investment Adviser to be strategically positioned for consistent long-term growth.”

In each Prospectus, in the chart under the section “Service Providers—Fund Managers” the following portfolio manager is added:

Years
Primarily
Name and Title	Fund Responsibility	Responsible	Five Year Employment History

Joseph B. Hudepohl, CFA Managing Director	Portfolio Manager— Strategic Growth	Since 2010	Mr. Hudepohl joined the Investment Adviser in July 1999 and is a portfolio manager for the Growth Team. Prior to joining the Investment Adviser, he was an analyst in the Investment Banking Division of Goldman Sachs where he worked in the High Technology Group.

This Supplement should be retained with the Prospectus for future reference.

VITCGNAMSTK 1-10